Exhibit 99.1

  May 4, 2020

 FORWARD LOOKING STATEMENTS: Statements in this document relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. These forward looking statements include statements related to the expected timing and benefits of the proposed branch acquisition and estimates of deposits, loans and other assets to be acquired. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2019 and Form 10-Q filings for the periods thereafter.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures which the Company’s management uses in their analysis of the Company’s performance OR management believes facilitates an understanding of the Company’s performance. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Limestone Bancorp, Inc. has provided reconciliations, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.  2

 Limestone Bancorp is a Kentucky-based bank holding company – Nasdaq: LMSTLimestone Bank is the 8th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $1.274 billion in assets and 248 associates (fte) at 3.31.20Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships    3  About Limestone Bancorp and Limestone Bank

   Management Team  John T. TaylorPresident & CEO, Limestone BancorpChairman, President & CEO, Limestone BankJoined July 2012Over 30 years in industryAmerican Founders Bank – Lexington, KYPNC Bank, NA – President of Ohio & N. KY Region Phillip W. BarnhouseCFO, Limestone Bancorp since January 2012CFO, Limestone BankJoined Ascencia Bank (former Limestone Subsidiary) in September 1998Previous Experience:Arthur Andersen LLP – Chattanooga, TN Stephanie RennerSenior Vice President, General Counsel, Limestone BankJoined August 2012Previous experience:American Founders BankStites & Harbison, PLLC – Lexington, KYBryan Cave, LLP – Los Angeles, CA  John R. DavisExecutive Vice President, Chief Credit Officer, Limestone BankJoined August 201225 Years Previous Experience:American Founders Bank – Lexington, KYNational City Bank – Louisville, KY andDayton & Cleveland, OHJoseph C. SeilerExecutive Vice President, Head of Commercial Banking, Limestone BankJoined April 201325 Years Previous Experience:PNC Bank, NA – Louisville, KYNational City Bank – Louisville, KY  4

   Board of Directors  W. Glenn HoganFounder, CEO and PresidentHogan Real EstateLouisville, KYDirector since 2006 Michael T. LevyPresident MuirfieldInsurance LLCLexington, KYDirector since 2014 James M. ParsonsChief Financial Officer Ball Homes LLCLexington, KYDirector since 2015   Bradford T. RayRetired CEO and ChairmanSteel Technologies, Inc.Louisville, KYDirector since 2014 Kevin J. KoomanPartnerPatriot Financial Partners LPPhiladelphia, PADirector since 2019Dr. Edmond J. SeifriedPrincipal S&B West LLCBethlehem, PADirector since 2015   John T. TaylorPresident & CEO, Limestone BancorpChairman, President & CEO, Limestone BankDirector since 2012Celia CatlettFormer General Counsel and Corporate Secretary, Texas Roadhouse, Inc.Louisville, KYDirector Since 2018  5

   Highlights and Accomplishments  Talent acquisition – Board, management, and production teamEnterprise Risk Management system implementationCredit adjudication and centralized operationsRegulatory relationsCompliance management systemsCore system conversion 2018Quality loan production; deposit mix shift; solid asset quality; improving profitability metricsFinancial transactions:Q3-19: Issued $17.0 million subordinated debt; qualifying Tier 2 Capital; prepaid $5.0 million seniorQ2-18: Retired all issued and outstanding preferred stock in $3.5 million transactionQ1-18: Issued 1.15 million shares of common stock raising $15 million in new capital for BancorpQ4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dtaQ2-17: Completed $10 million senior borrowing and contributed $9 million in new capital to BankQ2-16: Issued 800,000 shares of common stock raising $5 million in new capital for BancorpStrategic Plan: Organic growth in rural and metro markets and strategic acquisitionsQ4-19: Completed acquisition of 4 branches; $132 mil deposits & $127 mil loans  6

   Limestone Bank Locations  7  14 counties across the Commonwealth of Kentucky20 Banking Centers1 new banking center opened in Lexington, KY (Fayette) in Q4-194 new banking centers acquired in purchase transaction (11.15.19); 2 in Owensboro (Daviess) and 2 in new counties (Hardin & Franklin)

   Metro Market Overview  Louisville  Lexington  Owensboro  Bowling Green  Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa John’s International, Texas Roadhouse, and Yum! Brands  Corporate Headquarters: Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur Sealy  Corporate Headquarters: Owensboro Health  Corporate Headquarters: Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green  Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare  Other large employers: Xerox, Toyota, IBM, Lockheed Martin, and Valvoline  Other large employers: Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu   Other large employers: General Motors Corvette plant, Rafferty’s Restaurants  Universities: University of Louisville and Bellarmine University  Universities: University of Kentucky and Transylvania University  Universities: Kentucky Wesleyan University and Brescia University  Universities: Western Kentucky University  Deposits in Market:$21.2 billionLimestone market share 1.0%MSA Population – 1.265 mil (69th Largest in US)Note: Four largest cities in KYSource: United States Census Bureau  Deposits in Market:$7.9 billionLimestone market share 1.0%MSA Population – 517k (138th largest in US)  Deposits in Market:$2.7 billionLimestone market share 3.6%MSA Population – 119k(363rd largest in US)  Deposits in Market:$2.7 billionLimestone market share 1.2%MSA Population - 179k (270th largest in US)  8

   Financial Summary  9

   Financial Summary  10  2019 income tax expense positively impacted approx. $1.5 mil by current & deferred tax benefit from KY tax law changes – EPS impact 5 cents per share Q119 & 16 cents per share Q219. Trailing 5 Quarters EPS:Q1-19 EPS $0.38Q2-19 EPS $0.49Q3-19 EPS $0.31Q4-19 EPS $0.24Q1-20 EPS $0.25

   Investment Portfolio  11  At March 31, 2020, $25.7 million and $15.0 million of our CLOs were AA and A rated, respectively. There were no CLOs rated below A and none of the CLOs were subject to ratings downgrade in 2019 or the three months ended March 31, 2020. CLOs are floating rate, with rates set on a quarterly basis at three-month LIBOR plus a spread.

   Loan Portfolio  2019 YTD Yield 5.26%Q4-19 Yield 5.05%Q1-20 Yield 4.92%    12

   Loan Portfolio and Asset Quality Trends  13

   COVID-19 Short Term Deferrals & PPP Lending  14     Protected safety of customers and employees through transition to drive thru and by appointment servicesOffered short-term payment relief to borrowers impacted by COVID-19 through i/o deferrals and p&i deferralsProvided support to over 400 small business borrowers through the PPP program

   Loan Sector – Retail Purpose Commercial Real Estate  15     107 loans secured by real estate totaling $63.9 million or 6.6% of total loans; unfunded commitments $2.8 millionAverage loan balance $597kWeighted average loan to value 55%Weighted average appraisal age 3 YearsLargest loan $10.6 mil anchored by Publix Super Market; second largest $6.0 million anchored by WalmartCOVID-19 deferrals provided for 36% of portfolio

   Loan Sector – Hotels & Lodging  16   Note: Generally, loans are to select service and economy hotels serving business and leisure travelers. Generally, concepts are not oriented towards convention or resort destination revenue models.  14 hotel loans totaling $50.4 million or 5.2% of total loans; unfunded commitments $3.0 millionLargest loan $14.6 million; 89% LTV; strong sponsor support Average loan balance $2.8 million excluding largest loanWeighted average loan to value excluding largest loan 53%Weighted average appraisal age 2.4 years; excluding largest 2.6 yearsCOVID-19 deferrals provided for 98% of portfolio

   Loan Sector - Restaurant & Food Services  17     35 loans secured by real estate totaling $30.9 million or 3.2% of total loans; unfunded commitments $2.4 millionAverage loan balance $884kWeighted average loan to value is 57%COVID-19 deferrals provided for 71% of portfolioCharts and statistics do not include the bank’s participation of $2.9 million in a senior secured commercial syndication loan issued by Pizza Hut Holdings LLC, a wholly-owned subsidiary of YUM! Brands, Inc. (Term Loan B Facility)$33.8 million total sector exposure or 3.5% of total loans

   Deposits  18

   Capital Ratios  19

   Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $28.2 million at March 31, 2020. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. Federal NOL’s total $100.5 million and begin to expire in 2032 and State NOL’s total $32.7 million begin to expire in 2025.   20

   Deferred Tax Asset (DTA)  As of 3.31.2020, LMST’s net DTA totaled approximately $28.2 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21%).Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment.382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.In May 2018, LMST extended a tax benefits preservation plan to June 30, 2021.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In May 2018, shareholders approved extending an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.  21

   Senior Debt  Original Balance: $10.0 million – Issued June 30, 2017Current Balance: $5.0 million Term: 5 years Rate: Three-month libor + 2.50% Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning September 2020 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of Limestone Bank, Inc. common stock   22  Senior Debt was paid down $5.0 million on 7.23.19 from proceeds of subordinated debt issuance and now totals $5.0 million

   Subordinated Debt  Issued amount: $17.0 million – Issued July 23, 2019; Qualifying Tier 2 Capital Rated BBB by Egan Jones Rating Company Term: 10 years Rate: Fixed at 5.75% for Five Years then floating at 3.95% over three-month libor for the final five years Repay terms: Interest only semi-annually; principal due at maturity. Maturity: July 31, 2029; pre-payable without penalty beginning July 31, 2024 Collateral: Unsecured   23

   Limestone Bancorp, Inc. - Junior Subordinated Debt  24

   Non-GAAP Financial Measures  25